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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          _____________________________

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 January 9, 2009

                          ____________________________

                                 Forex365, Inc.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


                                     Nevada
                                     ------
         (State or other Jurisdiction of Incorporation or Organization)


        0-53436                                             85-0290243
        -------                                             ----------
(Commission File Number)                       (IRS Employer Identification No.)

                                190 Lakeview Way
                              Vero Beach, FL 32963
                              --------------------
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                                 --------------
                             (Registrant's telephone
                          number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

          On January 9, 2009, Vero Management, LLC ("Vero") entered into a revolving loan agreement with Forex365, Inc. (the "Company") under which Vero has agreed to loan the Company up to $14,000 to provide the Company with working capital. Vero is owned and controlled by Kevin R. Keating, the Company's sole officer and director and a principal stockholder of the Company.

          On January 9, 2009, Lionsridge Capital, LLC ("Lionsridge") entered into a revolving loan agreement with the Company under which Lionsridge has agreed to loan the Company up to $6,000 to provide the Company with working capital. Lionsridge is a principal stockholder of the Company. Lionsridge is owned and controlled by Frederic M. Schweiger.

          The revolving loan agreements provide that: (i) all advances are due and payable in full on the earlier of June 30, 2009, or the occurrence of a change of control of the Company, and (ii) interest will accrue on outstanding advances at a rate of 6% per annum commencing July 1, 2009.

Item 9.01    Financial Statements and Exhibits.


          (d) Exhibits.
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Exhibit Number        Description
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            4.1       Revolving Loan Agreement by and between Forex365, Inc.
                      and Vero Management, L.L.C. dated January 9, 2009


            4.2 Revolving Loan Agreement by and between Forex365, Inc. and Lionsridge Capital, LLC dated January 9, 2009



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Frezer, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FOREX365, INC.


Date:  January 12, 2009                 By:  /s/ Kevin R. Keating
                                             -----------------------------------
                                             Kevin R. Keating, President and CEO


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